UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00042

Deutsche DWS Portfolio Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2022

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

May 31, 2022
Annual Report
to Shareholders
DWS Floating Rate Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
11	Performance Summary
14	Portfolio Summary
15	Investment Portfolio
34	Statement of Assets and Liabilities
36	Statement of Operations
37	Statements of Changes in Net Assets
38	Financial Highlights
43	Notes to Financial Statements
54	Report of Independent Registered Public Accounting Firm
56	Information About Your Fund’s Expenses
57	Tax Information
58	Liquidity Risk Management
60	Advisory Agreement Board Considerations and Fee Evaluation
65	Board Members and Officers
71	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS Floating Rate Fund

Bond and loan investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the Fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). Floating rate loans tend to be rated below investment grade. Investments in lower-quality (“junk bonds” ) and non-rated securities present greater risk of loss than investments in higher-quality securities. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. The Fund may lend securities to approved institutions. Please read the prospectus for details.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises and related geopolitical events have led, and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.
DWS Floating Rate Fund	|	3

Letter to Shareholders
Dear Shareholder:
While 2022 began with a moderately positive outlook for the economy given good corporate earnings and continued support from central banks, that shifted in late February as a result of escalating tensions between Russia and Ukraine, leading to a major conflict and subsequently a war. The attack on Ukraine has created an incredible humanitarian crisis as well as an economic and geopolitical emergency. At the time of this letter, our portfolio managers are focused on continuously assessing risks and forming opinions on the impact of this crisis on inflation, global trade, and the future of the world economy. As the current situation changes each day there is great uncertainty, and as such, we expect volatility to remain high until this conflict is resolved.
Our CIO Office expects that decisive interventions by central banks and other authorities will help ease current stress on financial systems. We also expect that the U.S. Federal Reserve (the “Fed” ) will remain on its course to fight increasing inflation expectations by increasing the key interest rates several times over the course of the year. Even more than the Fed, we believe that the European Central Bank (the “ECB” ) will focus on fighting recession and financial security risks as an immediate priority by continuing to monitor the impact of higher energy prices and dependencies on Russian gas imports. This may delay ECB changes to the net asset purchasing program. Our view is that the scope and pace of a future recovery from the resolution of the Ukraine crisis is likely to remain uneven among regions, asset classes and investment sectors.
In our view, the current market environment is one that underscores the value and importance of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office, which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world, makes an important difference in executing strategic and tactical decisions for the DWS Funds. As always, thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS Floating Rate Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.
For the 12-month period ended May 31, 2022, the Fund provided a return of –1.99%, in comparison with the Fund’s benchmark, the Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index, which returned –0.26%, and the average fund in the Morningstar Bank Loan category peer group, which returned –1.51%.
Investment Strategy
Portfolio management focuses on cash flow and total return analysis, and diversification among sectors, industries and individual issuers. Portfolio management uses an active process, which emphasizes relative value and total return, using intensive research to seek to identify stable to improving credit situations that may provide yield compensation for the risk of owning below investment-grade, floating rate and other investments.
During the 12-month period, leveraged loans as an asset class experienced modestly negative total returns. During the first eight months of the period, through January 2022, leveraged loans provided a relatively solid total return as the economic impact of the COVID-19 pandemic continued to wane. Market sentiment became more cautious as concerns grew about the trajectory of the U.S. economy with inflation increasing and the Russian invasion of Ukraine introduced uncertainty into global commodity markets. During the last four months of the period, investor risk appetite fluctuated, and total returns turned negative as fears grew about a potential U.S. recession if U.S. Federal Reserve (Fed) efforts to constrain inflation by increasing interest rates and tightening monetary policy result in economic contraction. Reflecting market sentiment, the average price of loans generally increased during the first eight months of the period, reaching a high in mid-January. However, loan prices then moved mostly lower to end the period below the average starting price.
DWS Floating Rate Fund	|	5

With the changing performance of loans during the reporting period, only higher quality, BB-rated loans provided a slightly positive total return. Loans rated single B provided negative total returns during the period, while loans rated CCC and below significantly underperformed the rest of the loan market.
At the end of 2021, the use of the London Interbank Offer Rate (LIBOR) as a reference interest rate was replaced by the Secured Overnight Financing Rate (SOFR) for essentially all new loan financing transactions. Although there were some initial market concerns about the transition, the adoption of SOFR has been largely seamless. Those loans that currently reference LIBOR have until June 30, 2023 to transition to SOFR through an amendment, refinancing, established fallback terms within an indenture, or adherence to the Adjustable Interest Rate (LIBOR) Act that specifies the replacement of LIBOR by SOFR.
Flows into the loan asset class were positive on a monthly basis through most of the 12-month period, except for the final month which saw modest outflows. While both loan-based mutual funds and exchange-traded funds (ETFs) experienced inflows for the full period, most inflows were into mutual funds. New issuance in the loan market remained essentially flat versus the prior 12 months but remained volatile on a month-to-month basis depending on market sentiment. The use of proceeds was mixed as loan issuers sought to both strengthen balance sheets through refinancing and take advantage of favorable market conditions to fund mergers and acquisitions.
Positive and Negative Contributors to Fund Performance
The Fund’s performance relative to the benchmark was positively impacted by an underweight in underperforming sectors, including media and entertainment and wireless. Additionally, exposure to select closed-end floating rate funds contributed to portfolio performance. From a ratings perspective, performance was negatively impacted by an overweight allocation to lower rated single B loans, which underperformed.
At the individual position level, positive contributors included the loan of BWAY Holding Co. (commonly known as Mauser Packaging), a manufacturer of diversified containers. The Mauser Packaging loans performed well on expectations that the company would benefit from
6	|	DWS Floating Rate Fund

favorable demand and cost pass throughs. Portfolio performance also benefited from an underweight position in the loans of Diamond Sports Group, a media company which underwent a restructuring and multiple ratings downgrades during the period. The portfolio’s position in a diversified closed-end fund also aided performance. The closed-end ETF had strong gains early in the period and was sold from the portfolio prior to market weakness.
“Market sentiment became more cautious as concerns grew about the trajectory of the U.S. economy with inflation increasing and the Russian invasion of Ukraine introduced uncertainty into global commodity markets.”
On the downside, an overweight position in the loan of Eastern Power*, a regional electric power generator, detracted from performance during the period. The loans issued by Eastern Power traded down due to weak cash flows and delays to scheduled power auctions. Portfolio performance was also negatively impacted by an overweight in the loans of Avaya, Inc., a communications software and services provider. The Avaya loan traded weaker after the company reported lower than anticipated financial results and reduced earnings forecasts.
Outlook and Positioning
For the 12 months ended May 31, 2022, defaults were 0.48% of loan balances, a substantial decrease from the 1.52% seen for the 12 months ended May 31, 2021. The decline in defaults has largely been a result of heavy loan refinancing activity during recent favorable market conditions which decreased near-term refinancing risk. Looking forward, we expect loan default rates to increase, but likely remain below the long-term average default rate of approximately 3%. The Fund had exposure to one default during the annual period ended May 31, 2022.
We remain constructive on leveraged loans on a risk-return basis and believe good credit selection will be critical for performance. We view risk assets, including loans, as having entered a disruptive period that is impacted by inflationary pressures, Fed policy moves, elevated geopolitical risks, and the threat of a potential recession. Inflationary pressures have been building due to COVID-19 shutdowns, supply chain
DWS Floating Rate Fund	|	7

disruptions, and the imposition of sanctions on Russia after that country’s invasion of Ukraine. To fight inflation, the Fed is seeking to reduce economic stimulus by increasing interest rates and slowing asset purchases. The Fed has been challenged to get ahead of inflation which has resulted in market turbulence due to uncertainty as to the pace and magnitude of interest rate hikes and the neutral rate target. There is significant risk that the Fed will be unable to engineer a soft landing for the economy and that Fed policy moves may push the economy into recession. We expect that loans will remain volatile as market sentiment shifts due to changing expectations for future Fed policy moves in response to economic indicators.
Loans typically become more attractive in a rising interest rate environment as the floating rate loan coupon payments increase. However, as interest rates rise, those lower quality and typically lower-rated borrowers with higher leverage and strained cash flows will find it increasingly difficult to meet higher interest payments which will likely contribute to an increase in default rates going forward. With heightened market uncertainty, the openness of and access to the capital markets will become increasingly difficult, even for some better rated companies. As a result, we see elevated refinancing risks for issuers with near-term debt maturities and non-discretionary capital requirements.
As of May 31, 2022, the Fund’s assets were broadly diversified across more than 280 loan positions. The average weighted coupon for loans held in the portfolio was approximately 3.50%. Approximately 9.5% of the portfolio holdings by issuer use SOFR as a reference rate. As noted above, SOFR will replace LIBOR as a reference rate as of June 30, 2023, and this transition is not anticipated to cause market disruption.
We remain favorable on issuers that have recently refinanced their debt to push out near-term maturities, build liquidity, and reduce their refinancing risk. We continue to utilize intensive bottom-up credit research on individual loan issuers to identify improving credit metrics, favorable competitive positioning, and the likelihood for rating agency upgrades. We also continue to see opportunities to favorably position the portfolio to achieve attractive risk adjusted returns through credit spreads and price appreciation while avoiding being undercompensated for risk.
*	Not held at May 31, 2022
8	|	DWS Floating Rate Fund

Portfolio Management Team
Gary Russell, CFA, Head of Investment Strategy Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2017.
—
Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
—
Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
—
Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.
—
BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.
Lonnie Fox, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—
Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.
—
Portfolio Manager for High Yield Strategies: New York.
—
BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.
Thomas R. Bouchard, Senior Portfolio Manager & Team Lead Fixed Income
Portfolio Manager of the Fund. Began managing the Fund in 2019.
—
Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.
—
Portfolio Manager for High Yield Strategies: New York.
—
BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
LSTA is the Loan Syndications and Trading Association. The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, total return index that tracks the largest leveraged-loan-market facilities, considering market weightings, spreads and interest payments.
Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.
The Fund’s Morningstar Bank Loan category peer group consists of funds which primarily invest in floating rate bank loans instead of bonds. In exchange for their credit risk, these loans offer high interest payments that typically float above a common short- term benchmark such as the London Interbank Offered Rate, or LIBOR.
Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.
DWS Floating Rate Fund	|	9

Overweight means that a fund holds a higher weighting in a given sector compared with its benchmark index. Underweight means that a fund holds a lower weighting.
Credit spreads represent the incremental yield provided by lower quality securities.
10	|	DWS Floating Rate Fund

Performance Summary	May 31, 2022 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/22
Unadjusted for Sales Charge	–1.99%	1.76%	2.08%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–4.69%	1.20%	1.80%
S&P ®/LSTA Leveraged Loan Index†	–0.26%	3.35%	4.04%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/22
Unadjusted for Sales Charge	–2.70%	0.99%	1.32%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–2.70%	0.99%	1.32%
S&P ®/LSTA Leveraged Loan Index†	–0.26%	3.35%	4.04%
Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 5/31/22
No Sales Charges	–1.62%	2.02%	1.58%
S&P ®/LSTA Leveraged Loan Index†	–0.26%	3.35%	3.57%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/22
No Sales Charges	–1.72%	1.94%	2.24%
S&P ®/LSTA Leveraged Loan Index†	–0.26%	3.35%	4.04%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/22
No Sales Charges	–1.62%	2.02%	2.34%
S&P ®/LSTA Leveraged Loan Index†	–0.26%	3.35%	4.04%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2021 are 1.26%, 2.03%, 1.11%, 1.09% and 0.93% for Class A,
DWS Floating Rate Fund	|	11

Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended May 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on October 1, 2014.
†	The Standard & Poor’s and the Loan Syndications and Trading Association’s (S&P/LSTA) Leveraged Loan Index is an unmanaged, total return index that tracks the largest leveraged-loan-market facilities, considering market weightings, spreads and interest payments.

12	|	DWS Floating Rate Fund

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
5/31/22	$7.55	$7.59	$7.55	$7.55	$7.55
5/31/21	$7.95	$7.99	$7.94	$7.94	$7.95
Distribution Information as of 5/31/22
Income Dividends, Twelve Months	$ .25	$ .19	$ .27	$ .26	$ .27
DWS Floating Rate Fund	|	13

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Net Assets)	5/31/22	5/31/21
Loan Participations and Assignments	88%	89%
Cash Equivalents and Other Assets and Liabilities, Net	5%	1%
Exchange-Traded Funds	5%	5%
Corporate Bonds	2%	4%
Closed-End Investment Companies	0%	0%
Common Stocks	0%	0%
Warrants	0%	0%
Preferred Stocks	0%	—
Mutual Funds	—	1%
	100%	100%
Sector Diversification (As a % of Loan Participations and Assignments, Corporate Bonds, Common Stocks, Preferred Stocks and Warrants)	5/31/22	5/31/21
Industrials	23%	21%
Consumer Discretionary	14%	15%
Information Technology	12%	11%
Communication Services	12%	14%
Materials	10%	10%
Health Care	9%	9%
Financials	7%	9%
Consumer Staples	6%	6%
Energy	4%	1%
Utilities	3%	4%
Real Estate	0%	0%
	100%	100%
Quality (As a % of Investment Portfolio excluding Common Stocks, Preferred Stocks, Warrants, Closed-End Investment Companies, Exchange-Traded Funds and Cash Equivalents)	5/31/22	5/31/21
BBB	0%	1%
BB	19%	14%
B	73%	75%
Below B	3%	4%
Not Rated	5%	6%
	100%	100%
Credit quality represents the rating of S&P Global Ratings (“S&P” ) and is their opinion as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 71 for contact information.
14	|	DWS Floating Rate Fund

Investment Portfolio	as of May 31, 2022
	Principal Amount ($)	Value ($)
Loan Participations and Assignments 87.6%
Senior Loans (a)
Communication Services 9.9%
Altice Financing SA, First Lien Term Loan, 3-month USD-LIBOR + 2.75%, 3.794%, 1/31/2026	785,405	748,672
Altice France SA:
Term Loan B12, 3-month USD-LIBOR + 3.688%, 4.732%, 1/31/2026	488,491	459,082
Term Loan B13, 3-month USD-LIBOR + 4.0%, 5.411%, 8/14/2026	489,848	463,060
Avaya, Inc., Term Loan B, 1-month USD-LIBOR + 4.25%, 5.125%, 12/15/2027	681,567	517,746
AZZ Incorporated, Term Loan B, 90-day average SOFR + 4.25%, 4.421%, 5/13/2029	400,000	387,500
CCI Buyer, Inc., Term Loan, 3-month USD-LIBOR + 4.0%, 4.75%, 12/17/2027	425,700	409,604
Clear Channel Outdoor Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.5%, 3-month USD-LIBOR + 3.5%, 4.56% - 4.739%, 8/21/2026	1,087,125	997,214
Crown Subsea Communications Holding, Inc., Term Loan, 1-month USD-LIBOR + 4.75%, 5.55%, 4/27/2027 (b)	705,205	687,575
CSC Holdings LLC:
Term Loan B1, 1-month USD-LIBOR + 2.25%, 3.125%, 7/17/2025	454,241	433,468
Term Loan, 1-month USD-LIBOR + 2.25%, 3.125%, 1/15/2026	292,443	277,821
Cumulus Media New Holdings, Inc., Term Loan B, 6-month USD-LIBOR + 3.75%, 4.75%, 3/31/2026	72,649	70,833
Cyxtera DC Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.0%, 4.0%, 5/1/2024	249,031	240,471
Diamond Sports Group LLC, Second Lien Term Loan, 1-month USD-LIBOR + 3.25%, 4.096%, 8/24/2026	230,522	71,289
Directv Financing LLC, Term Loan, 1-month USD-LIBOR + 5.0%, 6.06%, 8/2/2027	401,100	389,318
iHeartCommunications, Inc., Term Loan, 1-month USD-LIBOR + 3.25%, 4.31%, 5/1/2026	440,000	423,500
Lumen Technologies, Inc., Term Loan B, 1-month USD-LIBOR + 2.25%, 3.31%, 3/15/2027	350,000	329,656
MetroNet Systems Holdings LLC, First Lien Term Loan, 1-month USD-LIBOR + 3.75%, 4.665%, 6/2/2028	436,708	422,151
NEP/NCP Holdco, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.25%, 4.31%, 10/20/2025	769,163	733,912
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	15

	Principal Amount ($)	Value ($)
Northwest Fiber LLC, Term Loan, 1-month USD-LIBOR + 3.75%, 4.625%, 4/30/2027	376,200	359,271
Numericable Group SA, Term Loan B11, 3-month USD-LIBOR + 2.75%, 3.989%, 7/31/2025	2,052,759	1,936,009
Sorenson Communications LLC, Term Loan, 3-month USD-LIBOR + 5.5%, 6.506%, 3/17/2026	195,750	195,016
Telesat Canada, Term Loan B5, 1-month USD-LIBOR + 2.75%, 3.81%, 12/7/2026	230,105	167,401
Uber Technologies, Inc., Term Loan B, 3-month USD-LIBOR + 3.5%, 5.075%, 2/25/2027	292,495	285,182
Univision Communications, Inc., First Lien Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 3/15/2026	1,212,844	1,181,091
ViaSat, Inc., Term Loan, 1-month USD-LIBOR + 4.5%, 5.649%, 3/2/2029	450,000	436,502
Virgin Media Bristol LLC, Term Loan N, 1-month USD-LIBOR + 2.5%, 3.375%, 1/31/2028	412,877	403,416
Xplornet Communications, Inc.:
Term Loan, 1-month USD-LIBOR + 4.0%, 5.06%, 10/2/2028	696,500	643,145
Second Lien Term Loan, 1-month USD-LIBOR + 7.0%, 8.06%, 10/1/2029 (b)	50,000	46,250
Zayo Group Holdings, Inc., Term Loan, 1-month USD-LIBOR + 3.0%, 4.06%, 3/9/2027	787,160	737,962
		14,454,117
Consumer Discretionary 12.0%
1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month USD-LIBOR + 1.75%, 2.81%, 11/19/2026	455,015	439,328
Adient U.S. LLC, Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 4/10/2028	196,019	185,769
Aimbridge Acquisition Co., Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 2/2/2026	347,708	323,441
Aristocrat Technologies, Inc., Term Loan A, 5/24/2027 (c)	200,000	197,250
Bright Bidco B.V., Term Loan B, 6-month USD-LIBOR + 3.55%, 4.774%, 6/30/2024	198,440	89,732
Caesars Resort Collection LLC, First Lien Term Loan B, 1-month USD-LIBOR + 2.75%, 3.81%, 12/23/2024	1,540,378	1,514,677
Carnival Corporation, Term Loan B, 3-month USD-LIBOR + 3.25%, 4.0%, 10/18/2028	698,250	666,829
Clarios Global LP, Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 4/30/2026	701,531	675,939
CNT Holdings I Corp, Term Loan, 1-month USD-LIBOR + 3.5%, 4.345%, 11/8/2027	426,250	415,328
Crocs, Inc., Term Loan B, 90-day average SOFR + 3.5%, 3.5% - 4.449%, 2/20/2029	650,000	610,187
The accompanying notes are an integral part of the financial statements.
16	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Crown Finance U.S., Inc.:
Term Loan, 3-month USD-LIBOR + 2.5%, 4.0%, 2/28/2025	722,837	514,255
Term Loan, 3-month USD-LIBOR + 2.75%, 4.25%, 9/30/2026	293,244	200,827
CWGS Group LLC, Term Loan B, 1-month USD-LIBOR + 2.5%, 3.354% - 3.56%, 6/3/2028	284,625	264,405
ECL Entertainment LLC, Term Loan, 1-month USD-LIBOR + 7.5%, 8.56%, 5/1/2028	372,188	368,000
Fanatics Commerce Intermediate Holdco LLC, Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 11/24/2028	299,250	291,021
Great Outdoors Group LLC, Term Loan B1, 1-month USD-LIBOR + 3.75%, 4.81%, 3/6/2028	1,283,799	1,222,979
Harbor Freight Tools U.S.A., Inc., Term Loan B, 1-month USD-LIBOR + 2.75%, 3.81%, 10/19/2027	374,993	347,971
J&J Ventures Gaming LLC, Term Loan, 1-month USD-LIBOR + 4.0%, 5.06%, 4/26/2028	437,800	429,591
K&N Engineering, Inc., First Lien Term Loan, 3-month USD-LIBOR + 4.75%, 5.756%, 10/20/2023	257,285	212,903
Les Schwab Tire Centers, Term Loan B, 3-month USD-LIBOR + 3.25%, 4.0%, 11/2/2027	498,737	482,219
Life Time Fitness, Inc., Term Loan B, 3-month USD-LIBOR + 4.75%, 6.325%, 12/16/2024	37,092	36,758
Mavis Tire Express Services Corp., Term Loan B, 30-day average SOFR + 4.0%, 5.0%, 5/4/2028	436,700	419,778
Mister Car Wash Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.0%, 4.06%, 5/14/2026	319,154	309,380
PAI Holdco, Inc., Term Loan B, 3-month USD-LIBOR + 3.5%, 4.739%, 10/28/2027	217,800	209,633
Penn National Gaming, Inc., Term Loan B, 30-day average SOFR + 2.75%, 3.884%, 5/3/2029	571,000	561,721
Petco Health and Wellness Co., Inc., Term Loan B, 3-month USD-LIBOR + 3.25%, 4.256%, 3/3/2028	430,650	411,180
PetSmart, Inc., Term Loan B, 3-month USD-LIBOR + 3.75%, 4.5%, 2/11/2028	431,737	407,021
Playa Resorts Holding B.V., Term Loan B, 1-month USD-LIBOR + 2.75%, 3.81%, 4/29/2024	381,477	368,662
Playtika Holding Corp, Term Loan, 3/13/2028 (c)	300,000	288,438
Rent-A-Center, Inc., First Lien Term Loan B, 1-month USD-LIBOR + 3.25%, 4.313%, 2/17/2028	371,250	349,265
Scientific Games International, Inc., Term Loan, 30-day average SOFR + 3.0%, 3.882%, 4/14/2029	800,000	783,000
SeaWorld Parks & Entertainment, Inc., Term Loan B, 1-month USD-LIBOR + 3.0%, 4.063%, 8/25/2028	429,246	417,281
Sweetwater Borrower LLC, Term Loan B, 1-month USD-LIBOR + 4.75%, 5.813%, 8/7/2028	413,058	365,557
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	17

	Principal Amount ($)	Value ($)
Tenneco, Inc., Term Loan B, 1-month USD-LIBOR + 3.0%, 4.06%, 10/1/2025	470,280	449,119
Truck Hero, Inc., Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 1/31/2028	430,650	392,537
U.S. Anesthesia Partners, Inc., Term Loan, 1-month USD-LIBOR + 4.25%, 5.05%, 10/1/2028	447,750	429,585
UFC Holdings LLC, Term Loan B, 6-month USD-LIBOR + 2.75%, 3.5%, 4/29/2026	317,366	308,309
Wand NewCo 3, Inc., Term Loan, 1-month USD-LIBOR + 3.0%, 3.764% - 4.06%, 2/5/2026	637,061	605,208
Weber-Stephen Products LLC, Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 10/30/2027	137,941	127,725
William Morris Endeavor Entertainment LLC, First Lien Term Loan, 1-month USD-LIBOR + 2.75%, 3.81%, 5/18/2025	735,334	707,759
		17,400,567
Consumer Staples 5.6%
Arterra Wines Canada, Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 4.506%, 11/24/2027	424,625	409,631
Birkenstock GmbH & Co. KG, Term Loan B, 6-month USD-LIBOR + 3.25%, 5.098%, 4/28/2028	436,700	413,227
Chobani LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 10/25/2027	426,833	399,089
City Brewing Company LLC, Term Loan, 3-month USD-LIBOR + 3.5%, 4.469%, 4/5/2028	497,500	465,162
Del Monte Foods, Inc., Term Loan, 1-month USD-LIBOR + 4.25%, 5.132%, 5/16/2029	450,000	430,875
Fertitta Entertainment, LLC, Term Loan B, 1-month USD-LIBOR + 4.0%, 5.034%, 1/27/2029	486,830	467,413
IRB Holding Corp.:
Term Loan B, 6-month USD-LIBOR + 2.75%, 3.756%, 2/5/2025	734,694	705,916
Term Loan B, 30-day average SOFR + 3.15%, 3.892%, 12/15/2027	849,250	815,280
Kronos Acquisition Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 12/22/2026	550,008	509,852
Naked Juice LLC, Term Loan, 3-month USD-LIBOR + 3.25%, 4.001%, 1/24/2029	112,000	109,900
Ozark Holdings LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 12/16/2027	414,950	401,464
Shearer’s Foods, Inc., Term Loan, 1-month USD-LIBOR + 3.5%, 4.56%, 9/23/2027	497,146	459,418
Sovos Brands Intermediate, Inc., Term Loan, 3-month USD-LIBOR + 3.75%, 4.25%, 6/8/2028	364,745	352,207
TKC Holdings, Inc., Term Loan, 3-month USD-LIBOR + 5.5%, 6.506%, 5/15/2028	738,555	727,015
The accompanying notes are an integral part of the financial statements.
18	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Triton Water Holdings, Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 4.506%, 3/31/2028	496,250	460,272
U.S. Foods, Inc., Term Loan B, 3-month USD-LIBOR + 2.0%, 3.575%, 9/13/2026	979,899	943,433
WW International, Inc., Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 4/13/2028	94,925	79,927
		8,150,081
Energy 3.7%
ABG Intermediate Holdings 2 LLC, Term Loan B1, 12/21/2028 (c)	500,000	480,625
AL GCX Holdings, LLC, Term Loan B, 5/17/2029 (c)	500,000	490,937
BCP Renaissance Parent LLC, Term Loan B3, 1-month USD-LIBOR + 3.5%, 4.534%, 10/31/2026	448,837	437,935
CQP Holdco LP, Term Loan B, 3-month USD-LIBOR + 3.75%, 4.756%, 6/5/2028	436,700	425,859
Freeport LNG Investments, LLLP, Term Loan B, 3-month USD-LIBOR + 3.5%, 4.563%, 12/21/2028	495,011	481,027
GIP II Blue Holding LP, Term Loan B, 3-month USD-LIBOR + 4.5%, 5.506%, 9/29/2028	223,875	219,445
Gulf Finance LLC, Term Loan B, 1-month USD-LIBOR + 6.75%, 7.75% - 7.81%, 8/25/2026	269,482	200,314
Lucid Energy Group II Borrower LLC, Term Loan, 1-month USD-LIBOR + 4.25%, 5.256%, 11/24/2028	498,750	483,476
Medallion Midland Acquisition, LLC, Term Loan, 1-month USD-LIBOR + 3.75%, 4.81%, 10/18/2028	226,433	219,994
NorthRiver Midstream Finance LP, Term Loan B, 3-month USD-LIBOR + 3.25%, 4.217%, 10/1/2025	376,350	367,912
Oryx Midstream Services Permian Basin LLC, Term Loan B, 3-month USD-LIBOR + 3.25%, 4.705%, 10/5/2028	608,475	590,552
Parkway Generation LLC:
Term Loan B, 1-month USD-LIBOR + 4.75%, 5.81%, 2/18/2029	306,596	295,866
Term Loan C, 1-month USD-LIBOR + 4.75%, 5.81%, 2/18/2029	43,404	41,957
Southwestern Energy Co., Term Loan, 3-month USD-LIBOR + 2.5%, 3.301%, 6/22/2027	116,708	115,540
TransMontaigne Operating Co. LP, Term Loan B, 1-month USD-LIBOR + 3.5%, 6-month USD-LIBOR + 3.5%, 4.0% - 4.428%, 11/17/2028	473,812	460,444
		5,311,883
Financials 6.3%
Acrisure LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 2/15/2027	723,521	692,772
Advisor Group, Inc., Term Loan, 1-month USD-LIBOR + 4.5%, 5.56%, 7/31/2026	882,940	855,167
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	19

	Principal Amount ($)	Value ($)
Amerilife Holdings LLC, Term Loan, 3-month USD-LIBOR + 4.0%, 4.8%, 3/18/2027	580,843	558,817
AssuredPartners, Inc., Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 2/12/2027	391,980	374,131
Asurion LLC:
Term Loan B6, 1-month USD-LIBOR + 3.125%, 4.185%, 11/3/2023	600,952	587,968
Term Loan B9, 1-month USD-LIBOR + 3.25%, 4.31%, 7/31/2027	198,496	188,472
Broadstreet Partners, Inc., Term Loan B, 1-month USD-LIBOR + 3.0%, 4.06%, 1/27/2027	258,720	246,593
Change Healthcare Holdings LLC, Term Loan B, 1-month USD-LIBOR + 2.5%, 3.56%, 3/1/2024	775,977	765,066
CoreLogic, Inc., Term Loan, 1-month USD-LIBOR + 3.5%, 4.563%, 6/2/2028	875,600	807,378
Deerfield Dakota Holding LLC, Term Loan B, 30-day average SOFR + 3.75%, 4.784%, 4/9/2027	394,197	379,990
Edelman Financial Center LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 4/7/2028	363,813	350,561
Hub International Ltd., Term Loan B, 3-month USD-LIBOR + 3.0%, 4.214%, 4/25/2025	1,303,499	1,261,136
ION Trading Finance Ltd., Term Loan, 1-month USD-LIBOR + 4.75%, 5.81%, 4/3/2028	248,125	238,555
Sedgwick Claims Management Services, Inc., Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 12/31/2025	940,924	903,287
VFH Parent LLC, Term Loan B, 1-month USD-LIBOR + 3.0%, 3.79%, 1/13/2029	500,000	483,750
Zacapa LLC, Term Loan, 3-month USD-LIBOR + 4.25%, 4.766%, 3/22/2029	450,000	436,613
		9,130,256
Health Care 8.5%
Amneal Pharmaceuticals LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 4.563%, 5/4/2025	841,928	795,622
Athenahealth, Inc., Term Loan B, 2/15/2029 (c)	598,551	572,864
Aveanna Healthcare LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 4.686%, 7/17/2028	355,196	335,128
CHG Healthcare Services Inc., Term Loan, 3-month USD-LIBOR + 3.5%, 6-month USD-LIBOR + 3.5%, 4.51% - 5.00%, 9/29/2028	223,875	216,808
Embecta Corp, Term Loan B, 90-day average SOFR + 3.0%, 3.651%, 3/30/2029	289,130	282,625
Envision Healthcare Corp., First Lien Term Loan, 1-month USD-LIBOR + 3.75%, 4.81%, 10/10/2025	583,784	231,301
eResearchTechnology, Inc., First Lien Term Loan, 1-month USD-LIBOR + 4.5%, 5.56%, 2/4/2027	425,668	411,378
The accompanying notes are an integral part of the financial statements.
20	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Gainwell Acquisition Corp., Term Loan B, 3-month USD-LIBOR + 4.0%, 5.006%, 10/1/2027	1,274,656	1,249,163
Heartland Dental LLC, Term Loan, 1-month USD-LIBOR + 4.0%, 4.961%, 4/30/2025	436,700	420,415
Imprivata, Inc., Term Loan, 1-month USD-LIBOR + 3.75%, 4.81%, 12/1/2027	425,700	415,057
Jazz Financing Lux S.a.r.l., Term Loan, 1-month USD-LIBOR + 3.5%, 4.56%, 5/5/2028	377,150	369,764
Mallinckrodt International Finance SA, Term Loan B, 3-month USD-LIBOR + 5.25%, 6.246%, 9/24/2024	543,536	472,931
Medical Solutions Holdings, Inc., First Lien Term Loan, 3-month USD-LIBOR + 3.5%, 4.506%, 11/1/2028	189,000	181,086
Medline Borrower LP, Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 10/23/2028	650,000	628,875
National Mentor Holdings, Inc.:
Term Loan, 1-month USD-LIBOR + 3.75%, 3-month USD-LIBOR + 3.75%, 4.76% - 4.81%, 3/2/2028	798,945	718,052
Term Loan C, 3-month USD-LIBOR + 3.75%, 4.76%, 3/2/2028	25,155	22,608
New Trojan Parent, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.25%, 3-month USD-LIBOR + 3.25%, 4.26% - 4.31%, 1/6/2028	431,737	389,643
Option Care Health, Inc., Term Loan B, 1-month USD-LIBOR + 2.75%, 3.81%, 10/27/2028	448,875	441,020
Owens & Minor, Inc., Term Loan B, 30-day average SOFR + 3.75%, 4.884%, 3/29/2029	350,000	346,792
Perrigo Investments LLC, Term Loan B, 90-day average SOFR + 2.5%, 3.464%, 4/20/2029	349,999	342,999
Radiology Partners, Inc., First Lien Term Loan B, 1-month USD-LIBOR + 4.25%, 5.178% - 5.211%, 7/9/2025	200,000	186,464
RegionalCare Hospital Partners Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 11/16/2025	1,445,205	1,398,496
Sotera Health Holdings LLC, Term Loan, 1-month USD-LIBOR + 2.75%, 3.81%, 12/11/2026	435,000	422,494
Surgery Center Holdings, Inc., Term Loan, 1-month USD-LIBOR + 3.75%, 4.6%, 8/31/2026	958,733	921,050
Team Health Holdings, Inc., Term Loan B, 30-day average SOFR + 5.25%, 6.284%, 3/2/2027	346,364	304,223
Vizient, Inc., Term Loan B, 4/28/2029 (c)	250,000	249,746
		12,326,604
Industrials 19.8%
AI Aqua Merger Sub, Inc.:
Delayed Draw Term Loan, 7/31/2028 (c)	92,593	88,194
Term Loan B, 7/31/2028 (c)	407,407	388,056
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	21

	Principal Amount ($)	Value ($)
First Lien Term Loan B, 1-month USD-LIBOR + 3.75%, 4.545%, 7/31/2028	220,003	209,828
Ali Group North America Corp., Term Loan B, 10/13/2028 (c)	267,000	259,824
Allegiant Travel Co., Term Loan, 3-month USD-LIBOR + 3.0%, 4.444%, 2/5/2024	488,636	479,230
Amentum Government Services Holdings LLC, Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 1/29/2027	648,450	628,591
American Airlines, Inc.:
First Lien Term Loan, 1-month USD-LIBOR + 1.75%, 2.81%, 1/29/2027	748,222	685,206
Term Loan, 6-month USD-LIBOR + 2.0%, 2.84%, 12/15/2023	346,354	340,466
APi Group DE, Inc., Term Loan B, 1-month USD-LIBOR + 2.75%, 3.81%, 1/3/2029	246,585	241,961
Arches Buyer, Inc., Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 12/6/2027	421,400	398,261
ASP Blade Holdings, Inc, Term Loan, 1-month USD-LIBOR + 4.0%, 5.06%, 10/13/2028	89,788	85,636
Avis Budget Car Rental LLC, Term Loan C, 1-month USD-LIBOR + 3.5%, 4.634%, 3/16/2029	250,000	244,687
AVSC Holding Corp., Term Loan B1, 3-month USD-LIBOR + 3.25%, 4.25%, 3/3/2025 (PIK)	521,648	466,127
Beacon Roofing Supply, Inc., Term Loan B, 5/19/2028 (c)	250,000	242,305
Bingo Industries Ltd., Term Loan, 3-month USD-LIBOR + 3.5%, 4.506%, 7/14/2028	437,800	424,666
Brand Energy & Infrastructure Services, Inc., Term Loan, 3-month USD-LIBOR + 4.25%, 5.25% - 5.434%, 6/21/2024	1,103,527	988,115
BrightView Landscapes LLC, Term Loan B, 30-day average SOFR + 3.25%, 4.284%, 4/20/2029	500,000	483,750
Brown Group Holding LLC, Term Loan B, 3-month USD-LIBOR + 2.5%, 3.506%, 6/7/2028	613,392	584,256
Camelot U.S. Acquisition 1 Co., Term Loan B, 1-month USD-LIBOR + 3.0%, 4.06%, 10/30/2026	750,812	724,815
Cobham Ultra SeniorCo S.a.r.l, Term Loan B, 11/17/2028 (c)	250,000	241,146
Conair Holdings LLC, Term Loan B, 3-month USD-LIBOR + 3.75%, 4.756%, 5/17/2028	437,800	403,325
Covanta Holding Corp.:
Term Loan B, 1-month USD-LIBOR + 2.5%, 3.56%, 11/30/2028	232,157	227,442
Term Loan C, 1-month USD-LIBOR + 2.5%, 3.56%, 11/30/2028	17,843	17,481
CP Atlas Buyer, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 11/23/2027	426,746	389,496
The accompanying notes are an integral part of the financial statements.
22	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Cushman & Wakefield U.S. Borrower LLC, Term Loan B, 1-month USD-LIBOR + 2.75%, 3.81%, 8/21/2025	570,973	555,807
Dynasty Acquisition Co., Inc.:
Term Loan B1, 3-month USD-LIBOR + 3.5%, 4.506%, 4/6/2026	926,434	880,983
Term Loan B2, 3-month USD-LIBOR + 3.5%, 4.506%, 4/6/2026	496,243	471,897
Filtration Group Corp., First Lien Term Loan, 1-month USD-LIBOR + 3.0%, 4.06%, 3/29/2025	584,538	563,132
Garda World Security Corp., Term Loan B, 1-month USD-LIBOR + 4.25%, 5.26%, 10/30/2026	635,536	598,929
Gates Global LLC, Term Loan B3, 1-month USD-LIBOR + 2.5%, 3.56%, 3/31/2027	430,493	413,788
Hertz Corporation, Term Loan B, 6/30/2028 (c)	250,000	241,641
Hillman Group, Inc.:
Delayed Draw Term Loan, 1-month USD-LIBOR + 2.75%, 3.711%, 7/14/2028	5,844	5,586
Term Loan B1, 1-month USD-LIBOR + 2.75%, 3.711%, 7/14/2028	304,986	291,515
Inmar Holdings, Inc., First Lien Term Loan, 3-month USD-LIBOR + 4.0%, 5.006%, 5/1/2024	442,390	428,170
Instant Brands Holdings, Inc., Term Loan, 3-month USD-LIBOR + 5.0%, 7.076%, 4/12/2028	207,625	189,025
Intrado Corp., Term Loan, 1-month USD-LIBOR + 4.0%, 5.06%, 10/10/2024	373,555	336,390
Kenan Advantage Group, Inc.:
Term Loan B1, 1-month USD-LIBOR + 3.75%, 4.81%, 3/24/2026	1,283,750	1,228,658
Second Lien Term Loan, 1-month USD-LIBOR + 7.25%, 8.31%, 9/1/2027	225,000	208,125
Kestrel Bidco, Inc., Term Loan B, 1-month USD-LIBOR + 3.0%, 4.995%, 12/11/2026	248,096	232,143
Madison IAQ LLC, Term Loan, 6-month USD-LIBOR + 3.25%, 4.524%, 6/21/2028	287,452	273,618
McAfee LLC, Term Loan B, 1-month USD-LIBOR + 4.0%, 4.842%, 3/1/2029	675,000	642,941
MI Windows and Doors LLC, Term Loan, 1-month USD-LIBOR + 3.5%, 4.28%, 12/18/2027	265,076	254,473
Mileage Plus Holdings LLC, Term Loan B, 3-month USD-LIBOR + 5.25%, 6.25%, 6/21/2027	426,830	434,210
Mirion Technologies, Inc., Term Loan, 2-month USD-LIBOR + 2.75%, 3.25%, 10/20/2028	448,875	433,492
Mitchell International, Inc., Term Loan B, 3-month USD-LIBOR + 3.75%, 4.686%, 10/15/2028	650,000	619,226
Peraton Corp., Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 2/1/2028	1,268,607	1,233,403
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	23

	Principal Amount ($)	Value ($)
Prime Security Services Borrower LLC, Term Loan, 3-month USD-LIBOR + 2.75%, 6-month USD-LIBOR + 2.75%, 3.5%, 9/23/2026	414,027	404,712
PUG LLC, Term Loan, 1-month USD-LIBOR + 3.5%, 4.56%, 2/12/2027	438,509	417,954
Quikrete Holdings, Inc., Term Loan B1, 1-month USD-LIBOR + 3.0%, 4.06%, 6/11/2028	600,000	579,564
Sabre GLBL, Inc., Term Loan B, 1-month USD-LIBOR + 2.0%, 3.06%, 2/22/2024	487,494	467,590
Solis IV BV, Term Loan B1, 3-month USD-LIBOR + 3.5%, 4.842%, 2/26/2029	450,000	408,656
Spirit Aerosystems, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 1/15/2025	272,319	266,306
SRS Distribution Inc., Term Loan B, 6/2/2028 (c)	500,000	475,625
Staples, Inc., 7 Year Term Loan, 3-month USD-LIBOR + 5.0%, 6.286%, 4/16/2026	1,026,421	941,741
Tempo Acquisition LLC, Term Loan B, 1-month USD-LIBOR + 3.0%, 4.034%, 8/31/2028	838,640	821,083
Titan Acquisition Ltd., Term Loan B, 3-month USD-LIBOR + 4.37%, 5.376%, 3/28/2025	880,106	846,442
TransDigm, Inc.:
Term Loan E, 1-month USD-LIBOR + 2.25%, 3.31%, 5/30/2025	787,287	768,365
Term Loan F, 1-month USD-LIBOR + 2.25%, 3.31%, 12/9/2025	908,470	887,071
Travelport Finance (Luxembourg) S.a.r.l.:
Term Loan, 1.75%, 5/29/2026 (PIK)	297,165	239,093
Term Loan, 7.25%, 2/28/2025 (PIK)	290,956	288,910
Veritas US Inc., Term Loan B, 3-month USD-LIBOR + 5.0%, 6.006%, 9/1/2025	295,509	256,354
Verscend Holding Corp., Term Loan B, 1-month USD-LIBOR + 4.0%, 5.06%, 8/27/2025	744,311	731,285
Vertiv Group Corp., Term Loan B, 1-month USD-LIBOR + 2.75%, 3.55%, 3/2/2027	158,000	150,512
WP CPP Holdings LLC, Term Loan, 1-month USD-LIBOR + 3.75%, 3-month USD-LIBOR + 3.75%, 4.81% - 4.99%, 4/30/2025	98,537	89,422
		28,820,701
Information Technology 10.8%
Banff Merger Subsidiary, Inc.:
Term Loan, 1-month USD-LIBOR + 3.75%, 4.81%, 10/2/2025	915,904	881,562
Second Lien Term Loan, 1-month USD-LIBOR + 5.5%, 6.56%, 2/27/2026	250,000	241,276
The accompanying notes are an integral part of the financial statements.
24	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Barracuda Networks, Inc., First Lien Term Loan, 3-month USD-LIBOR + 3.75%, 4.733%, 2/12/2025	481,425	480,823
CommerceHub, Inc., Term Loan B, 3-month USD-LIBOR + 4.0%, 5.006%, 12/29/2027	424,625	392,778
CommScope, Inc., Term Loan B, 1-month USD-LIBOR + 3.25%, 4.31%, 4/6/2026	638,172	607,859
Cornerstone OnDemand, Inc., Term Loan, 1-month USD-LIBOR + 3.75%, 4.81%, 10/16/2028	470,000	446,890
ECI Macola Max Holdings LLC, Term Loan, 3-month USD-LIBOR + 3.75%, 4.756%, 11/9/2027	212,366	206,083
Endure Digital Inc., Term Loan B, 3-month USD-LIBOR + 3.5%, 4.25%, 2/10/2028	426,775	403,302
Finastra U.S.A., Inc.:
First Lien Term Loan, 3-month USD-LIBOR + 3.5%, 4.739%, 6/13/2024	1,183,016	1,118,607
Second Lien Term Loan, 3-month USD-LIBOR + 7.25%, 8.489%, 6/13/2025	371,428	327,477
GoTo Group, Inc., Term Loan B, 1-month USD-LIBOR + 4.75%, 5.678%, 8/31/2027	493,750	428,123
Hyland Software, Inc., First Lien Term Loan, 1-month USD-LIBOR + 3.5%, 4.56%, 7/1/2024	98,974	96,871
Idera, Inc., Term Loan, 1-month USD-LIBOR + 3.75%, 4.52%, 3/2/2028	215,325	207,923
I-Logic Technologies Bidco Ltd., Term Loan B, 30-day average SOFR + 4.0%, 5.075%, 2/16/2028	294,531	285,819
Ivanti Software, Inc.:
Term Loan B, 1-month USD-LIBOR + 4.0%, 4.845%, 12/1/2027	430,650	391,532
Term Loan B, 3-month USD-LIBOR + 4.25%, 5.0%, 12/1/2027	427,850	391,284
MA FinanceCo. LLC, Term Loan B, 3-month USD-LIBOR + 4.25%, 5.25%, 6/5/2025	286,819	272,479
Magenta Buyer LLC, First Lien Term Loan, 3-month USD-LIBOR + 5.0%, 6.23%, 7/27/2028	437,800	403,433
Maxar Technologies Ltd., Term Loan B, 3-month USD-LIBOR + 2.75%, 3.81%, 10/4/2024	281,463	273,899
MH Sub I LLC, Term Loan, 1-month USD-LIBOR + 3.75%, 4.81%, 9/13/2024	1,073,169	1,039,901
Mks Instruments, Inc., Term Loan B, 4/8/2029 (c)	300,000	296,625
NortonLifeLock, Inc., Term Loan B, 1/28/2029 (c)	450,000	436,500
Presidio Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.5%, 3-month USD-LIBOR + 3.5%, 4.56% - 4.74%, 1/22/2027	234,818	228,947
Project Alpha Intermediate Holding, Inc., Term Loan B, 1-month USD-LIBOR + 4.0%, 5.06%, 4/26/2024	1,243,756	1,222,768
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	25

	Principal Amount ($)	Value ($)
Proofpoint, Inc., First Lien Term Loan, 3-month USD-LIBOR + 3.25%, 3.758%, 8/31/2028	219,450	211,256
Riverbed Technology, Inc., Term Loan, 3-month USD-LIBOR + 6.0%, 7.0%, 12/7/2026	157,699	113,182
Seattle Spinco, Inc.:
Term Loan B3, 1-month USD-LIBOR + 2.75%, 3.81%, 6/21/2024	547,868	523,213
Term Loan B5, 1-month USD-LIBOR + 4.0%, 5.008%, 2/26/2027	448,875	425,309
Surf Holdings LLC, Term Loan, 3-month USD-LIBOR + 3.5%, 4.11%, 3/5/2027	537,711	521,195
Ultimate Software Group, Inc., Term Loan, 3-month USD-LIBOR + 3.25%, 4.212%, 5/4/2026	853,891	825,832
Ultra Clean Holdings, Inc., Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 8/27/2025	381,910	377,793
Vericast Corp., Term Loan, 3-month USD-LIBOR + 7.75%, 8.756%, 6/16/2026	154,013	123,259
Verifone Systems, Inc., First Lien Term Loan, 3-month USD-LIBOR + 4.0%, 5.524%, 8/20/2025	720,528	647,874
VS Buyer LLC, Term Loan B, 1-month USD-LIBOR + 3.0%, 4.06%, 2/28/2027	253,229	247,215
Weld North Education LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 4.81%, 12/21/2027	212,313	206,342
Xperi Corp., Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 6/8/2028	332,171	322,518
		15,627,749
Materials 8.6%
Albaugh, LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 3.858%, 4/6/2029	400,000	390,000
Altium Packaging LLC, Term Loan B, 1-month USD-LIBOR + 2.75%, 3.81%, 2/3/2028	861,300	812,718
AMG Advanced Metallurgical Group N.V., Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 11/30/2028	299,250	287,280
Aruba Investments, Inc., Term Loan, 1-month USD-LIBOR + 3.75%, 4.974%, 11/24/2027	415,811	397,966
Berlin Packaging LLC, Term Loan B5, 1-month USD-LIBOR + 3.75%, 3-month USD-LIBOR + 3.75%, 4.55% - 4.76%, 3/11/2028	447,750	427,521
BWAY Holding Co., Term Loan, 1-month USD-LIBOR + 3.25%, 4.05%, 4/3/2024	1,046,493	1,009,495
Caldic B.V., Term Loan B, 6-month USD-LIBOR + 4.0%, 4.669%, 2/28/2029	450,000	432,374
Charter NEX U.S., Inc., Term Loan, 1-month USD-LIBOR + 3.75%, 4.81%, 12/1/2027	424,625	410,825
Chemours Co., Term Loan B, 4/3/2025 (c)	400,000	387,500
The accompanying notes are an integral part of the financial statements.
26	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
CPC Acquisition Corp., Term Loan, 3-month USD-LIBOR + 3.75%, 4.756%, 12/29/2027	425,700	394,411
Diamond (BC) B.V., Term Loan B, 1-month USD-LIBOR + 2.75%, 3-month USD-LIBOR + 2.75%, 3.81% - 3.989%, 9/29/2028	399,000	380,213
GEON Performance Solutions, LLC, Term Loan, 1-month USD-LIBOR + 4.75%, 5.81%, 8/18/2028	227,855	222,824
Illuminate Buyer LLC, Term Loan, 1-month USD-LIBOR + 3.5%, 4.56%, 6/30/2027	375,962	357,164
INEOS Enterprises Holdings U.S. Finco LLC, Term Loan B, 3-month USD-LIBOR + 3.5%, 4.5%, 8/28/2026	333,183	329,601
Innophos, Inc., Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 2/5/2027	215,600	212,636
Jadex, Inc., Term Loan, 1-month USD-LIBOR + 4.75%, 5.81%, 2/18/2028 (b)	430,650	404,811
LSF11 A5 Holdco LLC, Term Loan, 1-month USD-LIBOR + 3.5%, 4.649%, 10/15/2028	225,000	215,719
Perstorp Holding AB, Term Loan B, 6-month USD-LIBOR + 4.75%, 6.25%, 2/27/2026	123,410	121,887
Proampac PG Borrower LLC, Term Loan, 1-month USD-LIBOR + 2.75%, 3-month USD-LIBOR + 3.75%, 4.5% - 5.256%, 11/3/2025	492,454	471,525
Reynolds Group Holdings, Inc.:
Term Loan B2, 1-month USD-LIBOR + 3.25%, 4.31%, 2/5/2026	855,834	817,321
Term Loan B, 1-month USD-LIBOR + 3.5%, 4.56%, 9/24/2028	447,750	428,371
Ring Container Technologies Group, LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 6-month USD-LIBOR + 3.75%, 4.269% - 4.81%, 8/12/2028	221,445	215,355
Starfruit Finco BV, Term Loan B, 3-month USD-LIBOR + 3.0%, 4.006%, 10/1/2025	1,463,482	1,418,963
TricorBraun Holdings, Inc., Term Loan, 1-month USD-LIBOR + 3.25%, 4.31%, 3/3/2028	900,086	853,884
Trident TPI Holdings, Inc.:
Delayed Draw Term Loan, 1-month USD-LIBOR + 4.0%, 5.06%, 9/15/2028	34,468	33,071
Term Loan, 1-month USD-LIBOR + 4.0%, 5.06%, 9/15/2028	382,964	367,440
Tronox Finance LLC, Term Loan B, 1-month USD-LIBOR + 2.25%, 3-month USD-LIBOR + 2.25%, 3.256% - 3.31%, 3/10/2028	231,646	224,915
U.S. Silica Co., Term Loan B, 1-month USD-LIBOR + 4.0%, 5.063%, 5/1/2025	447,531	432,332
		12,458,122
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	27

	Principal Amount ($)	Value ($)
Utilities 2.4%
APLP Holdings LP, Term Loan B, 3-month USD-LIBOR + 3.75%, 4.756%, 5/14/2027	265,117	259,759
Astoria Energy LLC, Term Loan B, 3-month USD-LIBOR + 3.5%, 4.5%, 12/10/2027	833,918	794,744
EFS Cogen Holdings I LLC, Term Loan B, 3-month USD-LIBOR + 3.5%, 4.51%, 10/1/2027	624,347	594,344
ExGen Renewables IV LLC, Term Loan, 3-month USD-LIBOR + 2.5%, 4.08%, 12/15/2027	420,323	412,442
Granite Generation LLC, Term Loan B, 1-month USD-LIBOR + 3.75%, 3-month USD-LIBOR + 3.75%, 4.75% - 4.81%, 11/9/2026	903,000	836,277
Lonestar II Generation Holdings LLC:
Term Loan B, 1-month USD-LIBOR + 5.0%, 6.06%, 4/20/2026	199,359	194,501
Term Loan C, 1-month USD-LIBOR + 5.0%, 6.06%, 4/20/2026	26,054	25,419
Pacific Gas & Electric Co., Term Loan, 1-month USD-LIBOR + 3.0%, 4.063%, 6/23/2025	423,491	411,515
		3,529,001
Total Loan Participations and Assignments (Cost $132,898,934)		127,209,081
Corporate Bonds 2.3%
Communication Services 0.7%
Clear Channel Outdoor Holdings, Inc., 144A, 5.125%, 8/15/2027	500,000	459,450
iHeartCommunications, Inc., 8.375%, 5/1/2027	96,976	90,963
LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027	315,000	317,363
Radiate Holdco LLC, 144A, 4.5%, 9/15/2026	220,000	203,938
		1,071,714
Consumer Discretionary 0.7%
Caesars Entertainment, Inc., 144A, 6.25%, 7/1/2025	600,000	607,799
Clarios Global LP:
144A, 6.25%, 5/15/2026	45,000	45,140
144A, 6.75%, 5/15/2025	54,000	54,336
Travel & Leisure Co., 144A, 6.625%, 7/31/2026	270,000	277,193
Williams Scotsman International, Inc., 144A, 4.625%, 8/15/2028	60,000	56,728
		1,041,196
The accompanying notes are an integral part of the financial statements.
28	|	DWS Floating Rate Fund

	Principal Amount ($)	Value ($)
Energy 0.0%
Cheniere Energy, Inc., 4.625%, 10/15/2028	25,000	24,288
Financials 0.0%
Sabre GLBL, Inc., 144A, 7.375%, 9/1/2025	20,000	19,750
Health Care 0.0%
Tenet Healthcare Corp., 144A, 4.625%, 6/15/2028	30,000	28,866
Industrials 0.6%
American Airlines, Inc., 144A, 5.5%, 4/20/2026	200,000	197,822
Legends Hospitality Holding Co. LLC, 144A, 5.0%, 2/1/2026	10,000	9,354
Prime Security Services Borrower LLC, 144A, 6.25%, 1/15/2028	308,000	283,606
Spirit Loyalty Cayman Ltd., 144A, 8.0%, 9/20/2025	68,000	71,189
TK Elevator U.S. Newco, Inc., 144A, 5.25%, 7/15/2027	250,000	243,750
		805,721
Information Technology 0.0%
Unisys Corp., 144A, 6.875%, 11/1/2027	39,000	35,823
Materials 0.2%
Arconic Corp., 144A, 6.125%, 2/15/2028	300,000	294,135
Real Estate 0.1%
Park Intermediate Holdings LLC, 144A, (REIT), 5.875%, 10/1/2028	60,000	59,232
Total Corporate Bonds (Cost $3,467,720)		3,380,725
	Shares	Value ($)
Common Stocks 0.2%
Communication Services 0.0%
Clear Channel Outdoor Holdings, Inc.*	22,247	35,150
iHeartMedia, Inc. “A” *	1,111	13,110
		48,260
Energy 0.2%
Aquadrill LLC*	4,748	195,065
Information Technology 0.0%
Answers Corp.* (b)	2,219	0
Total Common Stocks (Cost $533,003)		243,325
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	29

	Shares	Value ($)
Preferred Stocks 0.0%
Information Technology
Riverbed Technology, Inc.* (Cost $102,333)	1,386	12,266
Warrants 0.1%
Communication Services
iHeartMedia, Inc., Expiration Date 5/1/2039*	8,350	79,325
Windstream Services LLC*	551	9,092
Total Warrants (Cost $156,854)		88,417
Closed-End Investment Companies 0.4%
Nuveen Credit Strategies Income Fund (Cost $613,195)	95,370	520,720
Exchange-Traded Funds 4.6%
Invesco Senior Loan ETF	188,457	3,970,789
SPDR Blackstone Senior Loan ETF	50,000	2,151,000
Xtrackers USD High Yield Corporate Bond ETF (d)	17,415	635,648
Total Exchange-Traded Funds (Cost $7,151,227)		6,757,437
Cash Equivalents 7.0%
DWS Central Cash Management Government Fund, 0.75% (e) (Cost $10,191,197)	10,191,197	10,191,197
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $155,114,463)	102.2	148,403,168
Other Assets and Liabilities, Net	(2.2)	(3,155,267)
Net Assets	100.0	145,247,901
The accompanying notes are an integral part of the financial statements.
30	|	DWS Floating Rate Fund

A summary of the Fund’s transactions with affiliated investments during the year ended May 31, 2022 are as follows:
Value ($) at 5/31/2021	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 5/31/2022	Value ($) at 5/31/2022
Exchange-Traded Funds 0.4%
Xtrackers USD High Yield Corporate Bond ETF (d)
—	3,003,026	2,269,684	(39,876)	(57,818)	30,798	—	17,415	635,648
Cash Equivalents 7.0%
DWS Central Cash Management Government Fund, 0.75% (e)
4,978,442	60,612,089	55,399,334	—	—	8,619	—	10,191,197	10,191,197
4,978,442	63,615,115	57,669,018	(39,876)	(57,818)	39,417	—	10,208,612	10,826,845
*	Non-income producing security.
(a)	Senior loans in the Fund’s portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund’s portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at a rate which may be fixed or may vary based on a published reference rate and spread and are shown at their current rate as of May 31, 2022. Senior loans with a floor or ceiling feature are disclosed at the inherent rate, where applicable.
(b)	Investment was valued using significant unobservable inputs.
(c)	All or a portion of the security represents unsettled loan commitments at May 31, 2022 where the rate will be determined at the time of settlement.
(d)	Affiliated fund managed by DBX Advisors LLC.
(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.
REIT: Real Estate Investment Trust
SOFR: Secured Overnight Financing Rate
SPDR: Standard & Poor’s Depositary Receipt
LIBOR: London Interbank Offered Rate, the benchmark rate for certain floating rate securities, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the instruments in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	31

At May 31, 2022, the Fund had unfunded loan commitments of $306,429, which could be extended at the option of the borrower, pursuant to the following loan agreements:
Borrower	Unfunded Loan Commitments ($)	Value ($)	Unrealized Depreciation ($)
Athenahealth, Inc., Delayed Draw Term Loan, 2/15/2029	99,928	97,096	(2,832)
Aveanna Healthcare LLC, Delayed Draw Term Loan, 7/17/2028	82,603	78,328	(4,275)
Hillman Group, Inc., Delayed Draw Term Loan, 7/14/2028	67,545	64,561	(2,984)
Medical Solutions Holdings, Inc., Delayed Draw Term Loan, 11/1/2028	35,851	34,492	(1,359)
Trident TPI Holdings, Inc., Delayed Draw Term Loan, 9/15/2028	20,502	19,671	(831)
Total	306,429	294,148	(12,281)
The accompanying notes are an integral part of the financial statements.
32	|	DWS Floating Rate Fund

Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of May 31, 2022 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Loan Participations and Assignments (a)	$ —	$126,070,445	$1,138,636	$127,209,081
Corporate Bonds (a)	—	3,380,725	—	3,380,725
Common Stocks
Communication Services	48,260	—	—	48,260
Energy	—	195,065	—	195,065
Information Technology	—	—	0	0
Preferred Stocks	—	12,266	—	12,266
Closed-End Investment Companies	520,720	—	—	520,720
Warrants (a)	—	88,417	—	88,417
Exchange-Traded Funds	6,757,437	—	—	6,757,437
Short-Term Investments	10,191,197	—	—	10,191,197
Total	$17,517,614	$129,746,918	$1,138,636	$148,403,168
Liabilities	Level 1	Level 2	Level 3	Total
Unfunded Loan Commitment (b)	$ —	$ (12,281)	$ —	$ (12,281)
Total	$ —	$ (12,281)	$ —	$ (12,281)
During the year ended May 31, 2022, the amount of transfers between Level 3 and Level 2 was $826,656. The investments transferred from Level 3 to Level 2 due to the availability of a pricing source supported by observable inputs. The amount of transfers between Level 2 and Level 3 was $1,366,547. The investments were transferred from Level 2 to Level 3 due to the lack of observable market data due to a decrease in market activity.
Transfers between price levels are recognized at the beginning of the reporting period.
(a)	See Investment Portfolio for additional detailed categorizations.
(b)	Includes depreciation on unfunded loan commitments.
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	33

Statement of Assets and Liabilities
as of May 31, 2022

Assets
Investments in non-affiliated securities, at value (cost $144,229,800)	$ 137,576,323
Investment in affiliated securities, at value (cost $10,884,663)	10,826,845
Cash	161,386
Receivable for investments sold	1,930,973
Receivable for Fund shares sold	1,852
Dividends receivable	3,672
Interest receivable	553,288
Other assets	40,281
Total assets	151,094,620
Liabilities
Payable for investments purchased	5,437,620
Payable for Fund shares redeemed	99,078
Unrealized depreciation on unfunded commitments	12,281
Accrued management fee	47,163
Accrued Trustees' fees	2,175
Other accrued expenses and payables	248,402
Total liabilities	5,846,719
Net assets, at value	$ 145,247,901
Net Assets Consist of
Distributable earnings (loss)	(277,362,348)
Paid-in capital	422,610,249
Net assets, at value	$ 145,247,901
The accompanying notes are an integral part of the financial statements.
34	|	DWS Floating Rate Fund

Statement of Assets and Liabilities as of May 31, 2022 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($60,570,936 ÷ 8,018,404 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.55
Maximum offering price per share (100 ÷ 97.25 of $7.55)	$ 7.76
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($5,848,444 ÷ 770,148 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.59
Class R6
Net Asset Value, offering and redemption price per share ($18,036 ÷ 2,388 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.55
Class S
Net Asset Value, offering and redemption price per share ($19,417,267 ÷ 2,572,920 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.55
Institutional Class
Net Asset Value, offering and redemption price per share ($59,393,218 ÷ 7,863,203 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.55
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	35

Statement of Operations
for the year ended May 31, 2022

Investment Income
Income:
Interest	$ 6,232,886
Dividends	279,985
Income distributions from affiliated securities	39,417
Total income	6,552,288
Expenses:
Management fee	850,090
Administration fee	149,925
Services to shareholders	147,783
Distribution and service fees	241,495
Custodian fee	116,030
Professional fees	97,542
Reports to shareholders	25,596
Registration fees	77,206
Trustees' fees and expenses	7,798
Other	12,862
Total expenses before expense reductions	1,726,327
Expense reductions	(261,169)
Total expenses after expense reductions	1,465,158
Net investment income	5,087,130
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated investments	(39,876)
Sale of non-affiliated investments	(838,676)
(878,552)
Change in net unrealized appreciation (depreciation) on:
Affiliated investments	(57,818)
Non-affiliated investments	(6,758,348)
Unfunded loan commitments	(12,163)
(6,828,329)
Net gain (loss)	(7,706,881)
Net increase (decrease) in net assets resulting from operations	$ (2,619,751)
The accompanying notes are an integral part of the financial statements.
36	|	DWS Floating Rate Fund

Statements of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2022	2021
Operations:
Net investment income	$ 5,087,130	$ 5,385,394
Net realized gain (loss)	(878,552)	(3,046,751)
Change in net unrealized appreciation (depreciation)	(6,828,329)	11,801,182
Net increase (decrease) in net assets resulting from operations	(2,619,751)	14,139,825
Distributions to shareholders:
Class A	(2,051,531)	(1,969,018)
Class C	(185,701)	(632,825)
Class R6	(628)	(630)
Class S	(750,512)	(972,818)
Institutional Class	(1,993,549)	(1,872,774)
Total distributions	(4,981,921)	(5,448,065)
Fund share transactions:
Proceeds from shares sold	18,977,215	45,908,870
Reinvestment of distributions	4,758,064	5,167,019
Payments for shares redeemed	(33,141,667)	(62,908,395)
Net increase (decrease) in net assets from Fund share transactions	(9,406,388)	(11,832,506)
Increase (decrease) in net assets	(17,008,060)	(3,140,746)
Net assets at beginning of period	162,255,961	165,396,707
Net assets at end of period	$145,247,901	$162,255,961

The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	37

Financial Highlights
DWS Floating Rate Fund — Class A
	Years Ended May 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$7.95	$7.54	$8.09	$8.22	$8.37
Income (loss) from investment operations:
Net investment income[a]	.25	.26	.32	.37	.32
Net realized and unrealized gain (loss)	(.40)	.41	(.52)	(.14)	(.16)
Total from investment operations	(.15)	.67	(.20)	.23	.16
Less distributions from:
Net investment income	(.25)	(.26)	(.35)	(.36)	(.31)
Net asset value, end of period	$7.55	$7.95	$7.54	$8.09	$8.22
Total Return (%)[b,c]	(1.99)	8.99	(2.52)	2.81	1.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	61	67	55	69	86
Ratio of expenses before expense reductions (%)	1.23	1.22	1.27	1.29	1.24
Ratio of expenses after expense reductions (%)	1.03	1.01	1.00	1.01	1.03
Ratio of net investment income (%)	3.21	3.28	4.07	4.50	3.85
Portfolio turnover rate (%)	32	60	44	26	39
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
38	|	DWS Floating Rate Fund

DWS Floating Rate Fund — Class C
	Years Ended May 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$7.99	$7.58	$8.13	$8.26	$8.41
Income (loss) from investment operations:
Net investment income[a]	.19	.20	.27	.31	.26
Net realized and unrealized gain (loss)	(.40)	.41	(.53)	(.14)	(.16)
Total from investment operations	(.21)	.61	(.26)	.17	.10
Less distributions from:
Net investment income	(.19)	(.20)	(.29)	(.30)	(.25)
Net asset value, end of period	$7.59	$7.99	$7.58	$8.13	$8.26
Total Return (%)[b,c]	(2.70)	8.14	(3.21)	2.05	1.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	10	35	62	96
Ratio of expenses before expense reductions (%)	2.00	1.99	2.03	2.06	2.00
Ratio of expenses after expense reductions (%)	1.78	1.76	1.75	1.76	1.78
Ratio of net investment income (%)	2.46	2.53	3.35	3.74	3.10
Portfolio turnover rate (%)	32	60	44	26	39
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	39

DWS Floating Rate Fund — Class R6
	Years Ended May 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$7.94	$7.54	$8.09	$8.22	$8.37
Income (loss) from investment operations:
Net investment income[a]	.27	.27	.35	.38	.34
Net realized and unrealized gain (loss)	(.39)	.41	(.53)	(.13)	(.16)
Total from investment operations	(.12)	.68	(.18)	.25	.18
Less distributions from:
Net investment income	(.27)	(.28)	(.37)	(.38)	(.33)
Net asset value, end of period	$7.55	$7.94	$7.54	$8.09	$8.22
Total Return (%)[b]	(1.62)	9.12	(2.28)	3.06	2.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.02	.02	.05	.2	.4
Ratio of expenses before expense reductions (%)	1.09	1.07	.95	.96	.90
Ratio of expenses after expense reductions (%)	.78	.76	.75	.76	.78
Ratio of net investment income (%)	3.46	3.52	4.37	4.72	4.09
Portfolio turnover rate (%)	32	60	44	26	39
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
40	|	DWS Floating Rate Fund

DWS Floating Rate Fund — Class S
	Years Ended May 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$7.94	$7.53	$8.08	$8.21	$8.36
Income (loss) from investment operations:
Net investment income[a]	.26	.27	.34	.38	.33
Net realized and unrealized gain (loss)	(.39)	.41	(.53)	(.14)	(.16)
Total from investment operations	(.13)	.68	(.19)	.24	.17
Less distributions from:
Net investment income	(.26)	(.27)	(.36)	(.37)	(.32)
Net asset value, end of period	$7.55	$7.94	$7.53	$8.08	$8.21
Total Return (%)[b]	(1.72)	9.16	(2.38)	2.96	2.09
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	26	31	57	92
Ratio of expenses before expense reductions (%)	1.06	1.05	1.10	1.13	1.09
Ratio of expenses after expense reductions (%)	.88	.86	.85	.86	.88
Ratio of net investment income (%)	3.36	3.43	4.25	4.64	4.01
Portfolio turnover rate (%)	32	60	44	26	39
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
DWS Floating Rate Fund	|	41

DWS Floating Rate Fund — Institutional Class
	Years Ended May 31,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of period	$7.95	$7.54	$8.08	$8.21	$8.37
Income (loss) from investment operations:
Net investment income[a]	.27	.28	.34	.39	.34
Net realized and unrealized gain (loss)	(.40)	.41	(.51)	(.14)	(.17)
Total from investment operations	(.13)	.69	(.17)	.25	.17
Less distributions from:
Net investment income	(.27)	(.28)	(.37)	(.38)	(.33)
Net asset value, end of period	$7.55	$7.95	$7.54	$8.08	$8.21
Total Return (%)[b]	(1.75)	9.12	(2.15)	3.06	2.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	59	59	44	53	56
Ratio of expenses before expense reductions (%)	.90	.89	.97	.99	.96
Ratio of expenses after expense reductions (%)	.78	.76	.75	.76	.78
Ratio of net investment income (%)	3.47	3.53	4.31	4.76	4.11
Portfolio turnover rate (%)	32	60	44	26	39
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
The accompanying notes are an integral part of the financial statements.
42	|	DWS Floating Rate Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS Floating Rate Fund (the “Fund” ) is a diversified series of Deutsche DWS Portfolio Trust (the “Trust” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end investment management company organized as a Massachusetts business trust.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
DWS Floating Rate Fund	|	43

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Senior loans and debt securities are valued by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.
Equity securities and exchange-traded funds (“ETFs” ) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1.
Closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Closed-end investment companies for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Closed-end investment companies are generally categorized as Level 1.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the
44	|	DWS Floating Rate Fund

Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans (“Loans” ) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders” ). The Fund invests in such Loans in the form of participations in Loans (“Participations” ) or assignments of all or a portion of loans from third parties (“Assignments” ). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund’s ability to participate in restructuring or acquiring some senior loans. All senior loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. LIBOR, the benchmark
DWS Floating Rate Fund	|	45

rate for certain senior loans held by the Fund, has been phased out as of the end of 2021 for most maturities and currencies, although certain widely used US Dollar LIBOR rates are expected to continue to be published through June 2023 to assist with the transition. The Fund or the senior loans in which the Fund invests may be adversely affected by the phase out by, among other things, increased volatility or illiquidity. There remains uncertainty regarding the future use of LIBOR and the nature of any replacement reference rate and, accordingly, it is difficult to predict the impact to the Fund of the transition away from LIBOR.
Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
At May 31, 2022, the Fund had net tax basis capital loss carryforwards of approximately $270,848,000, including short-term losses ($29,664,000) and long-term losses ($241,184,000), which may be applied against realized net taxable capital gains indefinitely.
The Fund has reviewed the tax positions for the open tax years as of May 31, 2022 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss, the realized tax character on distributions from certain securities and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
46	|	DWS Floating Rate Fund

At May 31, 2022, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 266,253
Capital loss carryforwards	$ (270,848,000)
Net unrealized appreciation (depreciation) on investments	$ (6,767,940)
At May 31, 2022, the aggregate cost of investments for federal income tax purposes was $155,171,108. The net unrealized depreciation for all investments based on tax cost was $6,767,940. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $260,850 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $7,028,790.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2022	2021
Distributions from ordinary income*	$ 4,981,921	$ 5,448,065
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in interest income in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes, with the exception of securities in default of principal.
DWS Floating Rate Fund	|	47

B.	Purchases and Sales of Securities
During the year ended May 31, 2022, purchases and sales of investment securities (excluding short-term investments) aggregated $48,233,937 and $60,207,244, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.
Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund’s average daily net assets	.550%
Next $1.5 billion of such net assets	.535%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.485%
Next $2.5 billion of such net assets	.460%
Over $10.0 billion of such net assets	.450%
Accordingly, for the year ended May 31, 2022, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.55% of the Fund’s average daily net assets.
The Fund did not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of Xtrackers USD High Yield Corporate Bond ETF.
For the period from June 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses
48	|	DWS Floating Rate Fund

such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.02%
Class C	1.77%
Class R6	.77%
Class S	.87%
Institutional Class	.77%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.03%
Class C	1.78%
Class R6	.78%
Class S	.88%
Institutional Class	.78%
For the year ended May 31, 2022, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$ 130,189
Class C	17,372
Class R6	58
Class S	41,267
Institutional Class	72,283
$ 261,169
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2022, the Administration Fee was $149,925, of which $12,141 is unpaid.
Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement
DWS Floating Rate Fund	|	49

between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2022, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at May 31, 2022
Class A	$ 7,988	$ 1,332
Class C	554	103
Class R6	42	7
Class S	6,386	1,035
Institutional Class	384	60
	$ 15,354	$ 2,537
In addition, for the year ended May 31, 2022, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 62,883
Class C	9,789
Class S	36,823
Institutional Class	18,325
$ 127,820
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2022, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2022
Class C	$ 59,095	$ 3,881
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder
50	|	DWS Floating Rate Fund

accounts the firms service. For the year ended May 31, 2022, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2022	Annual Rate
Class A	$ 162,875	$ 24,013.25%
Class C	19,525	2,457.25%
	$ 182,400	$ 26,470
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2022 aggregated $1,855.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended May 31, 2022, the CDSC for Class C shares aggregated $3,800. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended May 31, 2022, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,452, of which $432 is unpaid.
Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the
DWS Floating Rate Fund	|	51

investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2022.
E.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	901,675	$ 7,110,260	3,082,379	$ 24,183,081
Class C	158,455	1,259,578	237,411	1,855,697
Class S	376,765	2,959,419	626,311	4,931,069
Institutional Class	974,414	7,647,958	1,909,300	14,939,023
		$ 18,977,215		$ 45,908,870
Shares issued to shareholders in reinvestment of distributions
Class A	238,664	$ 1,876,815	225,534	$ 1,762,043
Class C	23,327	184,665	78,356	613,124
Class R6	80	628	81	630
Class S	89,387	702,674	117,981	919,426
Institutional Class	253,601	1,993,282	239,475	1,871,796
		$ 4,758,064		$ 5,167,019
52	|	DWS Floating Rate Fund

	Year Ended May 31, 2022		Year Ended May 31, 2021
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(1,598,317)	$ (12,579,886)	(2,100,902)	$ (16,393,793)
Class C	(716,049)	(5,675,152)	(3,606,989)	(28,414,990)
Class R6	—	—	(3,773)	(28,819)
Class S	(1,132,017)	(8,903,016)	(1,658,377)	(12,960,316)
Institutional Class	(759,376)	(5,983,613)	(656,710)	(5,110,477)
		$ (33,141,667)		$ (62,908,395)
Net increase (decrease)
Class A	(457,978)	$ (3,592,811)	1,207,011	$ 9,551,331
Class C	(534,267)	(4,230,909)	(3,291,222)	(25,946,169)
Class R6	80	628	(3,692)	(28,189)
Class S	(665,865)	(5,240,923)	(914,085)	(7,109,821)
Institutional Class	468,639	3,657,627	1,492,065	11,700,342
		$ (9,406,388)		$ (11,832,506)
F.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to significant portions of the population remaining unvaccinated and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
DWS Floating Rate Fund	|	53

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Deutsche DWS Portfolio Trust and Shareholders of DWS Floating Rate Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS Floating Rate Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Portfolio Trust) (the “Trust” ), including the investment portfolio, as of May 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Portfolio Trust) at May 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the year ended May 31, 2018 were audited by another independent registered public accounting firm whose report, dated July 24, 2018, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are
54	|	DWS Floating Rate Fund

required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2022, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
July 26, 2022
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Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2021 to May 31, 2022).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
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Expenses and Value of a $1,000 Investment
for the six months ended May 31, 2022 (Unaudited)

Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/22	$ 972.20	$ 968.80	$ 973.40	$ 974.20	$ 973.40
Expenses Paid per $1,000*	$ 5.06	$ 8.74	$ 3.84	$ 4.33	$ 3.84
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 12/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/22	$1,019.80	$1,016.06	$1,021.04	$1,020.54	$1,021.04
Expenses Paid per $1,000*	$ 5.19	$ 8.95	$ 3.93	$ 4.43	$ 3.93
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
DWS Floating Rate Fund	1.03%	1.78%	.78%	.88%	.78%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
Tax Information	(Unaudited)
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
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Liquidity Risk Management
In accordance with Rule 22e-4 (the “Liquidity Rule” ) under the Investment Company Act of 1940 (the “1940 Act” ), your Fund has adopted a liquidity risk management program (the “Program” ), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA” ) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee” ) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.
In February 2022, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report” ) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2020 through November 30, 2021 (the “Reporting Period” ). During the Reporting Period, your Fund was primarily invested in less liquid investments (investments that the Fund anticipates can be sold or disposed of in current market conditions within seven calendar days or less without the sale or disposition significantly changing their market value, but where the sale or disposition is reasonably expected to settle in more than seven calendar days). As a result, your Fund is required to adopt, and has adopted, a “Highly Liquid Investment Minimum”  (“HLIM” ) as defined in the Liquidity Rule. DIMA currently has set your Fund’s HLIM at 5%, which means that the Fund will invest at least 5% of assets in highly liquid investments (investments that the Fund anticipates can be converted to cash within three business days or less in current market conditions without significantly changing their market value). DIMA periodically reviews the adequacy of the HLIM and may adjust it depending on market conditions and other considerations. No adjustment to the Fund’s HLIM was made during the Reporting Period. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting
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investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported that there were no material changes made to the Program during the Reporting Period.
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Advisory Agreement Board Considerations and Fee Evaluation
The Board of Trustees (hereinafter referred to as the “Board”  or “Trustees” ) approved the renewal of DWS Floating Rate Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) in September 2021.
In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:
—	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018,
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approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2020.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds
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(1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). The Board noted that, from 2011 through October 1, 2019, DIMA waived voluntarily a portion (0.05%) of the Fund’s management fee, and noted further that, effective October 1, 2019, in connection with the 2019 contract renewal process, DIMA agreed to reduce the Fund’s contractual management fee at each breakpoint by 0.10%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds” ), noting that DIMA indicated that it does not provide services to any other comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.
On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not
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unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees
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may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.
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Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods designer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); formerly: Director, The Wharton Financial Institutions Center (1994–2020); Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), Director, The Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	—
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	Director - Great Elm Capital Corp. (business development company) (since 2022)
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Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director (1994–2020) and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021); Director, Becton Dickinson and Company[2] (medical technology company) (2012-2022)	70	—
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
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Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
DWS Floating Rate Fund	|	69

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (since November 2, 2021); AML Officer, DBX ETF Trust (since October 21, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since November 12, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
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Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
DWS Floating Rate Fund	|	71

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	25157W 602	25157W 701	25157W 883	25157W 800
Fund Number	443	743	2043	1443
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	DFRRX
CUSIP Number	25157W 875
Fund Number	1643
72	|	DWS Floating Rate Fund

Notes

Notes

Notes

DFRF-2
(R-027916-11 7/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS Floating Rate Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2022	$69,933	$0	$7,880	$0
2021	$69,933	$0	$7,880	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2022	$0	$429,517	$0
2021	$0	$57,532	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2022	$7,880	$429,517	$0	$437,397
2021	$7,880	$57,532	$0	$65,412

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2021 and 2022 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of Deutsche DWS Portfolio Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/29/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	7/29/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	7/29/2022